Leases (Details) - Schedule of lease expense and supplemental cash flow information related to leases and weighted average remaining lease terms and discount rate - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Schedule of lease expense and supplemental cash flow information related to leases and weighted average remaining lease terms and discount rate [Abstract]
weighted average remaining lease term (years)	1 year 259 days	2 years 109 days
weighted average discount rate	13.00%	13.00%
Components of lease expense:
Operating lease cost	$ 43	$ 29
Total lease expenses	43	29
Supplemental cash flow information
Cash paid for amounts included in the measurement of lease liabilities	43	38
Supplemental non-cash information related to lease liabilities arising from obtaining ROU assets	$ 29	$ 76